SECURED PROMISSORY NOTE
                           D- 751346

$52,000,000.00                               February 18, 1997


   FOR VALUE RECEIVED, the undersigned, WESTGATE MALL LIMITED PARTNERSHIP, a South Carolina limited partnership, hereby promises to pay to the order of PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, herein sometimes referred to as "Noteholder", which term shall also include any future holder of this Note, with its Home Office at 711 High Street, Des Moines, Iowa 50392, by wire transfer to Principal Mutual Life Insurance Company's Account Number 014752 at Norwest Bank Iowa, N.A., ABA #073000228, 7th and Walnut Streets, Des Moines, Iowa, identifying funds as to the undersigned and loan number D-751346 with instructions to notify the Noteholder's Commercial Real Estate Servicing Department or at such other place as the holder of this Note may designate, the principal sum of Fifty-Two Million and 00\100 Dollars ($52,000,000.00)(the "Loan") or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from the date hereof computed on the basis of a 360 day year composed of twelve 30-day months, until paid at the rate or rates of interest and in the manner specified as follows:
     (a) INITIAL RATE OF INTEREST\PAYMENT. Commencing on the fifteenth day of the first month following the date hereof and continuing on the fifteenth day of each and every month thereafter to and including the fifteenth day of February, 2002, except as hereinafter provided, the undersigned shall pay monthly installments of principal and interest, in the amount of Four Hundred One Thousand Five Hundred Ninety-Six and 27\100 Dollars ($401,596.27) with interest computed at the rate of six and ninety-five one hundredths percent (6.95%) per annum (the "Initial Rate of Interest") on the outstanding principal balance from the date hereof until the earlier to occur of (i) the date, if ever, on which the First Adjusted Interest Rate, as that term is hereinafter defined, becomes effective pursuant to the terms hereof or (ii) payment in full of this Note. If on the date of the first installment, interest is accrued for more or less than one installment period, the amount of said installment shall be increased or decreased by the amount that the interest accrued exceeds or is less than the interest for one installment period based on the actual number of days elapsed to the date of said installment.

     (b)   NOTICE OF FIRST TREASURY ISSUE AND POINT SPREAD.

          (i) On or before August 15, 2001, Noteholder shall notify the undersigned in writing, in accordance with the notice provisions contained in the mortgage securing this Note (the "Mortgage"), of (i) the applicable 5-year U.S. Treasury Issue as then shown on the Telerate Financial Information Network System selected by Noteholder with a maturity closest to the date on which the Second Adjusted Interest Rate, as that term is hereinafter defined, becomes effective, or if the Telerate Financial Information Network System is no longer in operation, as shown in an equivalent report service selected by Noteholder (the "First Treasury Issue") and (ii) the basis point (a basis point shall be equal to 1/100 of 1%) spread established by Noteholder based upon its evaluation of the then current financial performance and projected risk of the security for the Loan, (the "First Point Spread") which Noteholder would use to establish the First Adjusted Interest Rate, whether such First Adjusted Interest Rate is less than, equal to or greater than the Initial Rate of Interest under this Note. Noteholder's review of the financial performance and projected risk of the security for the Loan shall encompass various factors, including but not limited to the term and amount of the Loan, contract debt service coverage, loan-to-value ratio, economic debt service coverage, tenant occupancy, frequency of tenant rollover, and financial strength and stability of tenants.

          (ii) (A) In the event the undersigned shall elect to accept the First Point Spread, the undersigned shall so notify Noteholder in writing of said election ("Maker's Notice of Acceptance of the First Point Spread"), in accordance with the notice provisions contained in the Mortgage, by not later than the fifteenth day of November, 2001.

          (ii) (B) In the event the undersigned shall elect to reject the First Point Spread, by written notice to Noteholder, or in the event Noteholder has not received Maker's Notice of Acceptance of the First Point Spread prior to November 16, 2001, then in either of such events, notwithstanding anything herein contained to the contrary, the entire principal balance of this Note, together with all accrued and unpaid interest hereon computed at the Initial Rate of Interest and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on March 15, 2002.

     (c)  NOTICE OF FIRST SELECTION DATE.    In the event the
undersigned has notified the Noteholder of Maker's Notice of Acceptance of the First Point Spread pursuant to subparagraph (b)
(ii) (A) above, the undersigned shall notify Noteholder in writing ("Maker's Notice of First Selection Date"), in accordance with the notice provisions contained in the Mortgage, of the undersigned's proposed date on which to establish the First Adjusted Interest Rate (any such date proposed by the undersigned or Noteholder, the "First Selection Date"). Such First Selection Date shall be mutually acceptable to the undersigned and Noteholder and shall not be (x) prior to November 15, 2001; (y) earlier than Maker's Notice of First Selection Date, or (z) later than January 20, 2002 and, to the extent mutually agreed upon by the undersigned and Noteholder, shall be deemed the "Approved First Selection Date". Notwithstanding the above, for purposes of this subparagraph (c), Noteholder will accept a facsimile of Maker's Notice of First Selection Date provided a hard copy of the same is received by Noteholder the following day via a reputable overnight delivery service. If Noteholder has not received Maker's Notice of First Selection Date on or before January 20, 2002 and/or Noteholder and the undersigned have not mutually agreed upon the First Selection Date, Noteholder shall establish the First Adjusted Interest Rate on January 20, 2002 using the then current yield in effect at 11:00 A.M. Central Standard Time on January 20, 2002 on the First Treasury Issue and the First Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the First Treasury Issue and (ii) the First Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "First Adjusted Interest Rate") and Noteholder shall notify the undersigned in writing, in accordance with the notice provision contained in the Mortgage, of the First Adjusted Interest Rate, but in any event the rate shall become effective on February 15, 2002.

     (d)  FIRST ADJUSTED INTEREST RATE/FIRST ADJUSTED INTEREST
RATE PERIOD/PAYMENT.

          (i) If Noteholder has received Maker's Notice of First Selection Date and the Approved First Selection Date has been established pursuant to subparagraph (c) above, Noteholder shall establish the First Adjusted Interest Rate on the Approved First Selection Date using the then current yield in effect at the close of business on the Approved First Selection Date on the First Treasury Issue and the First Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the First Treasury Issue and (ii) the First Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "First Adjusted Interest Rate") or, if Noteholder has established the First Adjusted Interest Rate on January 20, 2002 as aforesaid, in either such event, except as otherwise provided herein, the outstanding principal balance hereof shall bear interest at the First Adjusted Interest Rate commencing February 15, 2002 until the earlier to occur of (i) the date, if ever, on which the Second Adjusted Interest Rate, as that term is hereinafter defined, becomes effective pursuant to the terms hereof or (ii) payment in full of this Note, and shall be payable as set forth in paragraph (d) (ii) below.

          (ii) Commencing on the fifteenth day of March, 2002 and continuing on the fifteenth day of each and every month thereafter, to and including the fifteenth day of February, 2007, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the outstanding principal balance of this Note as of February 15, 2002, over a fifteen (15) year period commencing February 15, 2002, with interest at the First Adjusted Interest Rate.

     (e) FIRST EXTENSION PERIOD. Notwithstanding the provisions of subparagraph (b) (ii) (B) to the contrary and the March 15, 2002 due date, subject to (i) Noteholder's non-receipt of Maker's Notice of Acceptance of the First Point Spread prior to November 16, 2001 and (ii) Noteholder's receipt, prior to January 15, 2002 of the undersigned's written request (the "Maker's First Extension Request"), delivered in accordance with the notice provisions contained in the Mortgage, to extend the date within which to pay the amounts set forth in subparagraph (b) (ii) (B) above, provided no Event of Default, as that term is defined in the Mortgage, has occurred and is continuing, Noteholder shall agree to grant an additional period for payment of the aforesaid amounts until August 15, 2002 (the period from February 15, 2002 to and including August 15, 2002 being hereinafter sometimes referred to as the "First Extension Period"); provided, however, in the event the undersigned delivers Maker's First Extension Request, notwithstanding anything herein contained to the contrary, (1) interest shall accrue on the then outstanding principal balance of this Note from February 15, 2002 until paid, at a rate equal to the greater of (A) the Initial Rate of Interest, (B) the First Adjusted Interest Rate that would have been established by Noteholder pursuant to subparagraphs (c) and
(d)(i) above, or (C) two hundred (200) basis points in excess of the then current yield on a six month Treasury Bill selected by Noteholder being closest in maturity to August 15, 2002 (the "First Extension Interest Rate"); and (2) commencing on March 15, 2002 and on the fifteenth day of each month thereafter until paid, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the then outstanding principal balance of this Note over a period of fifteen (15) years with interest at the First Extension Interest Rate; provided further, however, the entire principal balance of this Note, together with all accrued and unpaid interest thereon computed at the First Extension Interest Rate, and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on August 15, 2002.

     (f)  NOTICE OF SECOND TREASURY ISSUE AND POINT SPREAD.

          (i) On or before August 15, 2006, Noteholder shall notify the undersigned in writing, in accordance with the notice provisions contained in the Mortgage, of (i) the applicable 5-year U.S. Treasury Issue as then shown on the Telerate Financial Information Network System selected by Noteholder with a maturity closest to date on which the Third Adjusted Interest Rate, as that term is hereinafter defined, becomes effective, or if the Telerate Financial Information Network System is no longer in operation, as shown in an equivalent report service selected by Noteholder (the "Second Treasury Issue") and (ii) the basis point (a basis point shall be equal to 1/100 of 1%) spread established by Noteholder based upon its evaluation of the then current financial performance and projected risk of the security for the Loan (the "Second Point Spread") which Noteholder would use to establish the Second Adjusted Interest Rate, whether such Second Adjusted Interest Rate is less than, equal to or greater than the First Adjusted Interest Rate under this Note. Noteholder's review of the financial performance and projected risk of the security for the Loan shall encompass various factors, including but not limited to the term and amount of the Loan, contract debt service coverage, loan-to-value ratio, economic debt service coverage, tenant occupancy, frequency of tenant rollover, and financial strength and stability of tenants.

          (ii) (A) In the event the undersigned shall elect to accept the Second Point Spread, the undersigned shall so notify Noteholder in writing of said election ("Maker's Notice of Acceptance of the Second Point Spread"), in accordance with the notice provisions contained in the Mortgage, by not later than the fifteenth day of November, 2006.

          (ii) (B) In the event the undersigned shall elect to reject the Second Point Spread, by written notice to Noteholder, or in the event Noteholder has not received Maker's Notice of Acceptance of the Second Point Spread prior to November 16, 2006, then in either of such events, notwithstanding anything herein contained to the contrary, the entire principal balance of this Note, together with all accrued and unpaid interest hereon computed at the First Adjusted Interest Rate and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on March 15, 2007.

     (g)  NOTICE OF SECOND SELECTION DATE.   In the event the
undersigned has notified the Noteholder of Maker's Notice of Acceptance of the Second Point Spread pursuant to subparagraph
(f) (ii) (A) above, the undersigned shall notify Noteholder in writing ("Maker's Notice of Second Selection Date"), in accordance with the notice provisions contained in the Mortgage, of the undersigned's proposed date on which to establish the Second Adjusted Interest Rate (any such date proposed by the undersigned or Noteholder, the "Second Selection Date"). Such Second Selection Date shall be mutually acceptable to the undersigned and Noteholder and shall not be (x) prior to November 15, 2006; (y) earlier than Maker's Notice of Second Selection Date, or (z) later than January 20, 2007 and, to the extent mutually agreed upon by the undersigned and Noteholder, shall be deemed the "Approved Second Selection Date". Notwithstanding the above, for purposes of this subparagraph (g), Noteholder will accept a facsimile of Maker's Notice of Second Selection Date provided a hard copy of the same is received by Noteholder the following day via a reputable overnight delivery service. If Noteholder has not received Maker's Notice of Second Selection Date on or before January 20, 2007 and/or Noteholder and the undersigned have not mutually agreed upon the Second Selection Date, Noteholder shall establish the Second Adjusted Interest Rate on January 20, 2007 using the then current yield in effect at 11:00 A.M. Central Standard Time on January 20, 2007 on the Second Treasury Issue and the Second Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the Second Treasury Issue and (ii) the Second Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "Second Adjusted Interest Rate") and Noteholder shall notify the undersigned in writing, in accordance with the notice provision contained in the Mortgage, of the Second Adjusted Interest Rate, but in any event the rate shall become effective on February 15, 2007.



     (h)  SECOND ADJUSTED INTEREST RATE/SECOND ADJUSTED INTEREST
RATE PERIOD/PAYMENT.

          (i) If Noteholder has received Maker's Notice of Second Selection Date and the Approved Second Selection Date has been established pursuant to subparagraph (g) above, Noteholder shall establish the Second Adjusted Interest Rate on the Approved Second Selection Date using the then current yield in effect at the close of business on the Approved Second Selection Date on the Second Treasury Issue and the Second Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the Second Treasury Issue and (ii) the Second Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "Second Adjusted Interest Rate") or, if Noteholder has established the Second Adjusted Interest Rate on January 20, 2007 as aforesaid, in either such event, except as otherwise provided herein, the outstanding principal balance hereof shall bear interest at the Second Adjusted Interest Rate commencing February 15, 2007 until the earlier to occur of (i) the date, if ever, on which the Third Adjusted Interest Rate, as that term is hereinafter defined, becomes effective pursuant to the terms hereof or (ii) payment in full of the Note, and shall be payable as set forth in paragraph (h) (ii) below.

          (ii) Commencing on the fifteenth day of March, 2007 and continuing on the fifteenth day of each and every month thereafter, to and including the fifteenth day of February, 2012, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the outstanding principal balance of this Note as of February 15, 2007, over a ten (10) year period commencing February 15, 2007, with interest at the Second Adjusted Interest Rate.

     (i) SECOND EXTENSION PERIOD. Notwithstanding the provisions of subparagraph (f) (ii) (B) to the contrary and the March 15, 2007 due date, subject to (i) Noteholder's non-receipt of Maker's Notice of Acceptance of the Second Point Spread prior to November 16, 2006 and (ii) Noteholder's receipt, prior to January 15, 2007 of the undersigned's written request (the "Maker's Second Extension Request"), delivered in accordance with the notice provisions contained in the Mortgage, to extend the date within which to pay the amounts set forth in subparagraph
(f) (ii) (B) above, provided no Event of Default, as that term is defined in the Mortgage, has occurred and is continuing, Noteholder shall agree to grant an additional period for payment of the aforesaid amounts until August 15, 2007 (the period from February 15, 2007 to and including August 15, 2007 being hereinafter sometimes referred to as the "Second Extension Period"); provided, however, in the event the undersigned delivers Maker's Second Extension Request, notwithstanding anything herein contained to the contrary, (1) interest shall accrue on the then outstanding principal balance of this Note from February 15, 2007 until paid, at a rate equal to the greater of (A) the First Adjusted Interest Rate, (B) the Second Adjusted Interest Rate that would have been established by Noteholder pursuant to subparagraphs (g) and (h)(i) above, or (C) two hundred (200) basis points in excess of the then current yield on a six month Treasury Bill selected by Noteholder being closest in maturity to August 15, 2007 (the "Second Extension Interest Rate"); and (2) commencing on March 15, 2007 and on the fifteenth day of each month thereafter until paid, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the then outstanding principal balance of this Note over a period of ten (10) years with interest at the Second Extension Interest Rate; provided further, however, the entire principal balance of this Note, together with all accrued and unpaid interest thereon computed at the Second Extension Interest Rate, and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on August 15, 2007.

     (j) NOTICE OF THIRD TREASURY ISSUE AND POINT SPREAD.

          (i) On or before August 15, 2011, Noteholder shall notify the undersigned in writing, in accordance with the notice provisions contained in the Mortgage, of (i) the applicable 5-year U.S. Treasury Issue as then shown on the Telerate Financial Information Network System selected by Noteholder with a maturity closest to the Maturity Date, as that term is hereinafter defined, or if the Telerate Financial Information Network System is no longer in operation, as shown in an equivalent report service selected by Noteholder (the "Third Treasury Issue") and
(ii) the basis point (a basis point shall be equal to 1/100 of 1%) spread established by Noteholder based upon its evaluation of the then current financial performance and projected risk of the security for the Loan (the "Third Point Spread") which Noteholder would use to establish the Third Adjusted Interest Rate, whether such Third Adjusted Interest Rate is less than, equal to or greater than the Second Adjusted Interest Rate under this Note. Noteholder's review of the financial performance and projected risk of the security for the Loan shall encompass various factors, including but not limited to the term and amount of the Loan, contract debt service coverage, loan-to-value ratio, economic debt service coverage, tenant occupancy, frequency of tenant rollover, and financial strength and stability of tenants.

          (ii) (A) In the event the undersigned shall elect to accept the Third Point Spread, the undersigned shall so notify Noteholder in writing of said election ("Maker's Notice of Acceptance of the Third Point Spread"), in accordance with the notice provisions contained in the Mortgage, by not later than the fifteenth day of November, 2011.

          (ii) (B) In the event the undersigned shall elect to reject the Third Point Spread, by written notice to Noteholder, or in the event Noteholder has not received Maker's Notice of Acceptance of the Third Point Spread prior to November 16, 2011, then in either of such events, notwithstanding anything herein contained to the contrary, the entire principal balance of this Note, together with all accrued and unpaid interest hereon computed at the Second Adjusted Interest Rate and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on March 15, 2012.

     (k)  NOTICE OF THIRD SELECTION DATE.    In the event the
undersigned has notified the Noteholder of Maker's Notice of Acceptance of the Third Point Spread pursuant to subparagraph (j)
(ii) (A) above, the undersigned shall notify Noteholder in writing ("Maker's Notice of Third Selection Date"), in accordance with the notice provisions contained in the Mortgage, of the undersigned's proposed date on which to establish the Third Adjusted Interest Rate (any such date proposed by the undersigned or Noteholder, the "Third Selection Date"). Such Third Selection Date shall be mutually acceptable to the undersigned and Noteholder and shall not be (x) prior to November 15, 2011; (y) earlier than Maker's Notice of Third Selection Date, or (z) later than January 20, 2012 and, to the extent mutually agreed upon by the undersigned and Noteholder, shall be deemed the "Approved Third Selection Date". Notwithstanding the above, for purposes of this subparagraph (k), Noteholder will accept a facsimile of Maker's Notice of Third Selection Date provided a hard copy of the same is received by Noteholder the following day via a reputable overnight delivery service. If Noteholder has not received Maker's Notice of Third Selection Date on or before January 20, 2012 and/or Noteholder and the undersigned have not mutually agreed upon the Third Selection Date, Noteholder shall establish the Third Adjusted Interest Rate on January 20, 2012 using the then current yield in effect at 11:00 A.M. Central Standard Time on January 20, 2012 on the Third Treasury Issue and the Third Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the Third Treasury Issue and (ii) the Third Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "Third Adjusted Interest Rate") and Noteholder shall notify the undersigned in writing, in accordance with the notice provision contained in the Mortgage, of the Third Adjusted Interest Rate, but in any event the rate shall become effective on February 15, 2012.

     (l)  THIRD ADJUSTED INTEREST RATE/THIRD ADJUSTED INTEREST
RATE PERIOD/PAYMENT.

          (i) If Noteholder has received Maker's Notice of Third Selection Date and the Approved Third Selection Date has been established pursuant to subparagraph (k) above, Noteholder shall establish the Third Adjusted Interest Rate on the Approved Third Selection Date using the then current yield in effect at the close of business on the Approved Third Selection Date on the Third Treasury Issue and the Third Adjusted Interest Rate shall be equal to the sum of (i) such current yield on the Third Treasury Issue and (ii) the Third Point Spread, rounded up to the nearest 1/1000 of 1% (hereinbefore and hereinafter the "Third Adjusted Interest Rate") or, if Noteholder has established the Third Adjusted Interest Rate on January 20, 2012 as aforesaid, in either such event, except as otherwise provided herein, the outstanding principal balance hereof shall bear interest at the Third Adjusted Interest Rate commencing February 15, 2012 until payment in full of this Note, and shall be payable as set forth in paragraph (l) (ii) below.

          (ii) Commencing on the fifteenth day of March, 2012 and continuing on the fifteenth day of each and every month thereafter, to and including the fifteenth day of February, 2017, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the outstanding principal balance of this Note as of February 15, 2012, over a five (5) year period commencing February 15, 2012, with interest at the Third Adjusted Interest Rate.

     (m) THIRD EXTENSION PERIOD. Notwithstanding the provisions of subparagraph (j) (ii) (B) to the contrary and the March 15, 2012 due date, subject to (i) Noteholder's non-receipt of Maker's Notice of Acceptance of the Third Point Spread prior to November 16, 2011 and (ii) Noteholder's receipt, prior to January 15, 2012 of the undersigned's written request (the "Maker's Third Extension Request"), delivered in accordance with the notice provisions contained in the Mortgage, to extend the date within which to pay the amounts set forth in subparagraphs (j) (ii) (B) above, provided no Event of Default, as that term is defined in the Mortgage, has occurred and is continuing, Noteholder shall agree to grant an additional period for payment of the aforesaid amounts until August 15, 2012 (the period from February 15, 2012 to and including August 14, 2012 being hereinafter sometimes referred to as the "Third Extension Period"); provided, however, in the event the undersigned delivers Maker's Third Extension Request, notwithstanding anything herein contained to the contrary, (1) interest shall accrue on the then outstanding principal balance of this Note from February 15, 2012 until paid, at a rate equal to the greater of (A) the Second Adjusted Interest Rate, (B) the Third Adjusted Interest Rate that would have been established by Noteholder pursuant to subparagraphs (k) and (l)(ii) above, or (C) two hundred (200) basis points in excess of the then current yield on a six month Treasury Bill selected by Noteholder being closest in maturity to August 15, 2012 (the "Third Extension Interest Rate"); and (2) commencing on March 15, 2012 and on the fifteenth day of each month thereafter until paid, the undersigned shall pay equal monthly installments of principal and interest, in an amount necessary to amortize fully the then outstanding principal balance of this Note over a period of five (5) years with interest at the Third Extension Interest Rate; provided further, however, the entire principal balance of this Note, together with all accrued and unpaid interest thereon computed at the Third Extension Interest Rate, and any other payments due hereunder, except the Make Whole Premium hereinafter described, shall become due and payable without offset and without notice on August 15, 2012.

     The effective date of the First Adjusted Interest Rate, the Second Adjusted Interest Rate and the Third Adjusted Interest Rate (i.e. February 15, 2002, February 15, 2007 and February 15,
2012) shall sometimes hereinafter be collectively referred to as the "Adjustment Date"). Each installment shall be credited first upon interest then accrued and the remainder upon principal, and interest shall cease to accrue upon principal so credited. All principal and interest shall be paid in lawful money of the United States of America.

     Notwithstanding anything herein to the contrary, except as otherwise provided in paragraphs (b)(ii)(B) and (e); (f)(ii) (B) and (i) and (j)(ii)(B) and (m) above, the entire principal balance hereof together with all accrued and unpaid interest thereon computed as aforesaid and any other payments due hereunder, shall be due and payable in all events without offset on February 15, 2017 (the "Maturity Date").

          The undersigned shall provide to Noteholder, as soon as practicable after any Adjustment Date, at the undersigned's expense, an updated endorsement to Noteholder's mortgagee title insurance policy (hereinafter the "Endorsement to Title Policy") or, if such updated endorsement cannot be obtained in form and substance reasonably satisfactory to Noteholder, a new standard mortgagee title insurance policy (the "Title Policy"), in form and substance and by an issuer satisfactory to Noteholder which shall be effective as of the Adjustment Date. The Title Policy or Endorsement to Title Policy (i) shall insure that the Mortgage as of the Adjustment Date, shall continue to be a valid first lien on the property described in the Title Policy (the "Premises") in the full amount of the Loan subject only to those exceptions which had been previously submitted to and approved by Noteholder and (ii) shall contain no exceptions from coverage as to mechanics liens. Noteholder also shall have received an opinion of legal counsel acceptable to Noteholder at the expense of the undersigned that the Loan is not usurious.

   Except as specifically set forth above, no privilege is reserved by the undersigned to prepay any principal of this Note prior to the Maturity Date. Notwithstanding the foregoing, the privilege is reserved by the undersigned, after giving thirty
(30) days' prior written notice to the holder of this Note, to prepay in full, but not in part, all principal and interest to the date of payment, along with all sums, amounts, advances, or charges due under any instrument or agreement by which this Note is secured, (1) on March 15, 2002, March 15, 2007 or March 15, 2012 in the event Noteholder has not received the undersigned's written acceptance of the applicable Treasury Issue and Point Spread as provided in paragraphs (b)(ii) B, (f)(ii) (B) or
(j)(ii) (B) above or at any time upon thirty (30) days prior written notice to Noteholder during the First, Second or Third Extension Period provided the undersigned was entitled to make and has made the appropriate Maker's Extension Request, without payment of the Make Whole Premium or any other premium or penalty, or (2) on any date (except as set forth in clause (1) above) prior to the Maturity Date provided such prepayment shall be accompanied by the payment of a "Make Whole Premium", as that term is hereafter defined. The Make Whole Premium shall be the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as provided in subparagraphs (a) through
(c) below:
   (a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the respective U.S. Treasury Issue ("primary issue")* for the appropriate prepayment period as indicated in the table below, published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield plus fifty (50) basis points (provided that in the event of prepayment resulting from default by the undersigned as hereafter provided, said fifty (50) basis point addition shall not be made).
   *In the event there is no market activity involving the primary issue at the time of prepayment, the holder of this Note shall choose a comparable Treasury Bond, Note or Bill ("secondary issue") which the holder of this Note deems to be similar to the primary issue's characteristics (i.e., rate, remaining time to the end of the respective prepayment period as indicated in the table below, yield).
   (b) Calculate the "Present Value of the Mortgage." The Present Value of the Mortgage is the present value of the payments to be made in accordance with this Note (all installment payments and any remaining payment due on the earlier of (i) the end of the respective prepayment period as indicated in the table below; or (ii) the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the end of the respective prepayment period as indicated in the table below.
   (c) Subtract the amount of the prepaid proceeds from the Present Value of the Mortgage as of the date of prepayment. Any resulting positive differential shall be the premium.

   APPLICABLE U.S.
   TREASURY ISSUE                  PREPAYMENT PERIOD

   141/4% Treasury Issue             the date hereof to February
   maturing February, 2002         15, 2002

   _** % Treasury Issue            February 15, 2002 to
   maturing ____,_____             February 15, 2007

   _** % Treasury Issue            February 15, 2007 to
   maturing ____,_____             February 15, 2012

   _** % Treasury Issue            February 15, 2012 to
   maturing ____,_____             February 15, 2017
       **At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment Noteholder shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the appropriate prepayment period as indicated in the table above.
   The undersigned agrees that if the holder of this Note accelerates the whole or any part of the principal sum evidenced hereby, or applies any proceeds in either case as a result of a default, pursuant to the provisions of the Mortgage and Security Agreement of even date herewith between the undersigned and Principal Mutual Life Insurance Company or if Noteholder applies proceeds pursuant to any letter of credit requirement or escrow requirement as additional security for the Loan as a result of a default by the undersigned under any agreement executed by and between the undersigned and Noteholder in connection with such letter of credit or escrow requirement or under the Loan Documents in connection therewith, the undersigned waives any right to prepay said principal sum in whole or in part without premium and agrees to pay, as yield maintenance protection and not as a penalty, the "Make Whole Premium" defined herein.
   If any payment of principal, interest or premium is not made when due, damages will be incurred by the holder of this Note, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. The undersigned therefore agrees to pay, upon demand, the sum of two cents ($.02) for each one dollar ($1.00) of each said payment which becomes overdue as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in the second succeeding paragraph.
   If any payment of principal, interest or premium is not made for a period exceeding ten (10) days after due, subject to the provisions of paragraph 10(a) of the Mortgage, including without limitation any notice or cure periods provided therein, or if any Event of Default has occurred or is continuing under any instrument by which this Note is, or may hereafter be, secured, the entire principal balance, interest accrued as of the date of the Event of Default, and premium, whether or not otherwise then due, shall at the option of the holder of this Note, become immediately due and payable without demand or notice, and whether or not the holder of this Note has exercised said option, interest shall accrue on the entire principal balance, interest accrued as of the date of the Event of Default, and any premium then due, at a rate equal to the lesser of (i) two percent (2%) per annum above the then applicable rate of interest payable under this Note or (ii) the maximum rate allowed by applicable law until fully paid or if the holder of this Note has not exercised said option, for the duration of such Event of Default.
   Notwithstanding anything herein or in any of the Loan Documents, as that term is hereinafter defined, to the contrary, no provision contained herein or therein which purports to obligate the undersigned to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. Any such excess shall, at the option of the holder of this Note, either be paid to the undersigned or be credited to principal. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of the holder hereof, be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof such excess shall be refunded to the undersigned. This paragraph shall control all agreements between the undersigned and the holder hereof.
   The undersigned and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and agree the due date of this Note or any installment may be extended without affecting any liability hereunder, and further promise to pay all reasonable costs and expenses, including attorney's fees, incurred by the holder hereof in connection with any default or in any proceeding to interpret and/or enforce any provision of this Note or any instrument by which it is secured. No release of the undersigned from liability hereunder shall release any other maker, endorser or guarantor hereof.
   This Note is secured by instruments and agreements of even date herewith executed and delivered by the undersigned to Principal Mutual Life Insurance Company creating among other things legal and valid encumbrances on and an assignment of all of the undersigned's interest in any leases of certain Premises located in the County of Spartanburg, State of South Carolina. Terms used herein which are defined in such instruments or agreements and not otherwise defined herein have the same definition as in such instruments and agreements. In no event shall such documents be construed inconsistently with the terms of this Note, and in the event of any discrepancy between any such documents and this Note, the terms hereof shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use. This Note shall be governed by and construed in accordance with the laws of the State where the Premises is located.
   Notwithstanding any provision to the contrary in this Note, the Mortgage of even date herewith, or any other instrument or agreement entered into in connection with the closing of the Loan or by which this Note is evidenced or secured (collectively referred to herein as the "Loan Documents"), and except as otherwise provided in this paragraph, the liability of the undersigned under the Loan Documents shall be limited to (i) the interest of the undersigned in the Premises and the rents, issues, proceeds and profits thereof in accordance with the lien or security interest created pursuant to the Loan Documents and
(ii) any escrow amount or letter of credit provided to or for the benefit of Noteholder to the extent and in accordance with the terms and conditions of the Loan Documents. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced by the Loan Documents shall be sought or obtained by the holder of this Note against the undersigned or any of its partners or any of its partners shareholders, directors, officers, agents, trustees or employees. Nothing contained in this paragraph shall:
   (a) prevent the failure of the undersigned to make any payment or to perform any obligation under any of the Loan Documents within the time periods provided therein from being an Event of Default thereunder;
   (b) be construed as limiting the obligations of the undersigned to any tenant under any lease of the Premises (provided, however, the undersigned's personal liability to Noteholder with respect to the foregoing shall be subject to the provisions of subparagraph (e) below);
   (c) in any way limit or impair the lien or enforcement of the Loan Documents pursuant to the terms thereof; or
   (d) limit the obligations of any indemnitor or guarantor, if any, of obligations of the undersigned under the Loan Documents.
   Notwithstanding the foregoing paragraph, the undersigned and any general partner of the undersigned shall be personally liable to the holder of this Note for any loss or damage incurred by Noteholder as a result of or arising out of any of the following:
   (a) failure of the undersigned to comply with paragraphs
       2 (taxes and assessments) and 3 (insurance) of the Mortgage;
   (b) any event or circumstance for which the undersigned indemnifies the holder of this Note under paragraph 1(m) (environmental indemnity) of the Mortgage or under that certain Environmental Indemnity Agreement from the undersigned for the benefit of Noteholder dated of even date herewith;
   (c) failure of the undersigned to pay utilities on or before the date such payments are due;
   (d) operation and maintenance of the Premises;
   (e) any sums expended by the holder of this Note in fulfilling the obligations of the undersigned as lessor under any lease of the Premises prior to a sale of the Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 1(l) of the Mortgage or consented to in writing by the holder of this Note) to an unrelated third party or upon conveyance to the holder of this Note of the Premises by a deed acceptable to the holder of this Note in form and content (each of which shall be referred to as a "Sale" for purposes of this paragraph) or expended by the holder of this Note after a Sale of the Premises for obligations of the undersigned which arose prior to a Sale of the Premises;
   (f) any rents or other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Premises which the undersigned has received in cash or in any form representating value to the undersigned or any of its affiliates, as that term is defined in the Mortgage, after an Event of Default under the Loan Documents or an event which with the passage of time, the giving of notice or both would constitute an Event of Default, either or both of which has occurred and is continuing, and which are not applied to (A) expenses of operation and maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (B) payment of principal, interest and other charges when due under the Loan Documents; provided that any payments to parties related to the undersigned shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;
   (g) any security deposits of tenants actually received by the undersigned or its predecessor-in-title not turned over to the holder of this Note upon conveyance of the Premises to the holder of this Note pursuant to foreclosure or power of sale or by a deed acceptable to the holder of this Note in form and content;
   (h) misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by the undersigned or any other entity or person in connection with the operation of the Premises;
   (i) any negligent or intentional acts or omissions committed or allowed by the undersigned constituting waste with respect to the Premises; and
   (j) any insurance or condemnation proceeds or other similar funds or payments received by the undersigned and applied by the undersigned in a manner other than as expressly provided in the Loan Documents.

       Notwithstanding the foregoing, the undersigned's and its general partner's personal liability with respect to subparagraphs (a), (c), (d) and (e) above shall be limited to the extent that rents, issues, proceeds and profits from the Premises are actually received by the undersigned (A) during the twelve (12) month period prior to an Event of Default and\or (B) after an Event of Default under the Loan Documents has occurred, and such rent, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents and further provided that any payments to parties related to the undersigned shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services . Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in the preceding paragraphs SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:
   (a) of any breach or violation of paragraph 1(l) (due on sale or encumbrance) of the Mortgage which constitutes an Event of Default under the Loan Documents, other than the filing of a nonmaterial mechanic's lien affecting the Premises, the granting of any utility or other nonmaterial easement or servitude burdening the Premises, or any other transfer or encumbrance not in the nature of a transfer, reduction or impairment of any material economic interest in the Premises; or
   (b) of any fraud or willful misrepresentation by the undersigned regarding the Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by the undersigned in connection with the Loan.
   If more than one, all obligations and agreements of the undersigned are joint and several.
   This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights, privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of the holder hereof and shall bind the heirs, successors and assigns of the undersigned.
   If any provision of this Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

                                   WESTGATE MALL LIMITED
                                   PARTNERSHIP, a South Carolina
                                   limited partnership

                                   By: CBL/GP II, Inc., a Wyoming
                                   corporation, general partner



                                      By  John Foy
                                          Name: John N. Foy
                                          Title: Executive Vice
                                          President